FIRST INVESTORS


                           FIRST INVESTORS
                       SPECIAL BOND FUND, INC.


                            ANNUAL REPORT
                          DECEMBER 31, 1995


[LOGO]

LIF007

Portfolio Manager's Letter
FIRST INVESTORS SPECIAL BOND FUND, INC.



Dear Investor:

1995 was a very good year for investors in the U.S.
financial markets. The broad stock market averages repeatedly closed at record highs, and bond prices surged as long-term interest rates fell almost two percent. Several general factors contributed to this strong performance. First, the U.S. economy grew at a moderate pace throughout the year. Second, the rate of inflation declined, reaching its lowest level since the 1960s. Third, the Federal Reserve began lowering short-term interest rates during the second half of the year. Finally, during the fourth quarter, Congress and the President appeared close to reaching an agreement to eliminate the Federal budget deficit over the next seven years.

First Investors Special Bond Fund performed well during 1995 returning 20.8% on a net asset value basis. These returns compare favorably with a 16.4% average return for high yield funds according to Lipper Analytical Services, Inc.

Inflows to high yield mutual funds were fairly consistent throughout 1995. AMG Data measured a net $8.4 billion inflow to the funds, fueling a rally that began early in the year. Led at first by lower-rated and deferred coupon bonds, several industry sectors that had underperformed in 1994 rebounded in 1995. The communications sector posted among the highest returns of any industry. Gaming, one of the worst performers of 1994, showed a strong turnaround driven particularly by improvement in the Atlantic City market. Other industries that generally outperformed the overall market were finance, media, energy, healthcare services, and home building.
These industries benefited from lower interest rates, regulatory developments, and/or consolidation. The retail and restaurant groups showed continued weakness for the second year in a row.

The improving interest rate environment caused the net new supply of high yield bonds to increase significantly in 1995 compared to 1994.
Approximately 60% of the new issuance occurred in the second half of 1995 amid signs of a slowing economy. Accordingly, market leadership began to rotate away from economically sensitive industries such as metals, chemicals, and forest products as the volume growth and pricing power these industries recently enjoyed reached a cyclical peak. The overall credit quality of the high yield market continued to improve. Growth in issuance of credits rated split BB or better resulted in a greater participation from better quality and crossover investors, thus bidding up the prices in that tier of the market.

The Special Bond Fund's performance benefited from its holdings of more liquid and higher-rated bonds in industries where cash flows are perceived to be stable or growing or where significant consolidation is occurring. Examples of sector choices which aided performance include a heavy weighting in the media, telecommunications (notably Echostar deferred coupon bonds), and forest products industries. Also, the Fund gained from an underweighting in the retail industry, where we avoided several bankruptcies such as Caldor, Bradlee's and Grand Union. Additionally, the Fund's deferred-pay holdings helped performance, both by virtue of their increased interest-rate sensitivity and by solid credit improvements by many of them.

We believe that high yield bonds are positioned to perform well versus fixed income alternatives in 1996. While we expect some modest short-term interest rate reduction to stimulate the economy in this election year, we are unlikely to see the magnitude of interest rate decline that occurred in 1995. In a stable to moderately declining interest rate environment, high yield bonds tend to outperform fixed income alternatives by virtue of their higher income. We expect that our credit-oriented strategy of concentrating on stable to improving bonds will continue to reward Fund shareholders.

As always we appreciate the opportunity to serve your investment needs.


Sincerely,



/s/George V. Ganter
George V. Ganter
Portfolio Manager


January 31, 1996


[GRAPHIC LINE CHART]
Cumulative Performance Information
FIRST INVESTORS SPECIAL BOND FUND, INC.

Comparison of change in value of $10,000 investment in the First
Investors Special Bond Fund, Inc. and the First Boston High Yield Index.


As of December 31, 1995

Vertical bar reads:
$100,000
 $10,000
  $1,000

Horizonal bar reads:
Jan-86   Dec-87   Dec-89   Dec-91   Dec-93   Dec-95

Legend reads:
------Special Bond Fund     ------First Boston Index

                 Average Annual Total Return*
              N.A.V. Only      S.E.C. Standardized
One Year         20.8%              12.3%
Five Years       17.0%              15.4%
Ten Years        10.7%               9.9%


Plot Points
                    SPECIAL BOND        FIRST BOSTON
     Jan-86           $ 9,300              $10,000
     Dec-86           $11,091              $11,563
     Dec-87             11438                12319
     Dec-88             13009                14001
     Dec-89             12819                14054
     Dec-90             11651                13157
     Dec-91           $15,817              $18,914
     Dec-92           $18,120              $22,065
     Dec-93             21427                26237
     Dec-94             21195                25983
     Dec-95             25594                30498


The graph compares a $10,000 investment made in the First Investors Special Bond Fund, Inc. on 1/1/86 with a theoretical investment in the First Boston High Yield Index. It is not possible to invest directly in this Index. In addition, the Index does not take into account fees and expenses. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested.

The First Boston High Yield Index is designed to measure the performance of the high yield bond market. The Index consists of 687 different issues, 574 of these are cash pay, 84 are zero-coupon, 20 are step bonds, 5 are payment-in-kind bonds and the remaining 4 are in default. The bonds included in the Index have an average life of 7.8 years, an average maturity of 7.9 years, an average duration of 4.4 years and an average coupon of 10.6%.

*Average Annual Total Return figures (for the period ended 12/31/95) include the reinvestment of all dividends and distributions. "N.A.V. Only" returns are calculated without sales charges. The "S.E.C. Standardized" returns shown are based on the maximum sales charge of 7%. Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. The unusually high current yields offered reflect the substantial risks associated with investments in high yield bonds. The issuers of the bonds pay higher interest rates because they have a greater likelihood of financial difficulty, which could result in their inability to repay the bonds fully when due. Prices of high yield bonds are also subject to greater fluctuations. First Boston High Yield Index figures from CS First Boston and all other figures from First Investors Management Company, Inc.



Portfolio of Investments
FIRST INVESTORS SPECIAL BOND FUND, INC.
December 31, 1995
----------------------------------------------------------------------------------------------------
                                                                                        Amount
                                                                                      Invested
                                                                                      For Each
Principal                                                                           $10,000 of
   Amount    Security                                                     Value     Net Assets
----------------------------------------------------------------------------------------------------
             CORPORATE BONDS--87.4%
             Apparel/Textiles--0%
$    500M    Linter Textiles Corp. Ltd., 13 3/4%, 2000 Defaulted    $     6,250        $     2
----------------------------------------------------------------------------------------------------
             Automotive--4.9%
     500M    Aftermarket Technology Corp., 12%, 2004                    532,500            140
     750M    Exide Corp., 10%, 2005                                     805,312            212
     500M    SPX Corp., 11 3/4%,2002                                    532,500            140
----------------------------------------------------------------------------------------------------
                                                                      1,870,312            492
----------------------------------------------------------------------------------------------------
             Building Materials--2.7%
   1,000M    Interface, Inc., 9 1/2%, 2005  (Note 5)                  1,026,250            270
----------------------------------------------------------------------------------------------------
             Chemicals--6.6%
   1,000M    Huntsman Corp., 11%, 2004                                1,151,250            303
     800M    Rexene Corp., 11 3/4%, 2004                                850,000            223
     500M    Synthetic Industries, Inc., 12 3/4%, 2002                  492,500            129
----------------------------------------------------------------------------------------------------
                                                                      2,493,750            655
----------------------------------------------------------------------------------------------------
             Consumer Non-Durables--1.9%
     700M    Hines Horticulture, Inc., 11 3/4%, 2005 (Note 5)           735,000            193
----------------------------------------------------------------------------------------------------
             Containers--2.1%
     700M    Owens Illinois, Inc., 11%, 2003                            793,625            209
----------------------------------------------------------------------------------------------------
             Electrical Equipment--7.5%
     725M    Essex Group, Inc., 10%, 2003                               717,750            189
   1,000M    IMO Industries, Inc., 12%, 2001                          1,020,000            268
     472M    Thermadyne Industries, Inc., 10 1/4%, 2002                 474,360            125
     656M    Thermadyne Industries, Inc., 10 3/4%, 2003                 659,280            173
----------------------------------------------------------------------------------------------------
                                                                      2,871,390            755
----------------------------------------------------------------------------------------------------
             Energy--5.9%
   1,000M    Clark R & M Holdings, Inc., 0%,2000                        667,500            175
     600M    Falcon Drilling Co., Inc., 9 3/4%, 2001                    615,000            162
     900M    United Meridian Corp., 10 3/8%, 2005                       956,250            251
----------------------------------------------------------------------------------------------------
                                                                      2,238,750            588
----------------------------------------------------------------------------------------------------
             Financial Services--1.7%
     600M    Olympic Financial Ltd. 13%, 2000                           657,000            173
----------------------------------------------------------------------------------------------------
             Food/Beverage/Tobacco--3.6%
     700M    Fleming Co., Inc., 10 5/8%, 2001                           682,500            179
     700M    TLC Beatrice International Holdings, Inc.,11 1/2%, 2005    683,375            180
----------------------------------------------------------------------------------------------------
                                                                      1,365,875            359
----------------------------------------------------------------------------------------------------
             Gaming/Lodging--4.2%
     900M    GB Property Funding, Inc., 10 7/8%, 2004                   789,750            208
     800M    Showboat, Inc., 9 1/4%, 2008                               808,000            212
----------------------------------------------------------------------------------------------------
                                                                      1,597,750            420
----------------------------------------------------------------------------------------------------
             Healthcare--9.9%
     870M    Abbey Healthcare Group, Inc., 9 1/2%, 2002                 926,550            244
     900M    Integrated Health Services, Inc., 9 5/8%, 2002             920,250            242
     900M    Mediq/PRN Life Support Services, Inc., 11 1/8%, 1999       900,000            237
     900M    Tenet Healthcare Corp., 10 1/8%, 2005                    1,000,125            263
----------------------------------------------------------------------------------------------------
                                                                      3,746,925            986
----------------------------------------------------------------------------------------------------
             Media/Cable Television--16.4%
   1,500M    Affiliated Newspaper Investments, 0%-13 1/4%, 2006         892,500            235
   1,000M    Bell Cablemedia PLC., 0%-11.95%, 2004                      707,500            186
   1,675M    Echostar Communications Corp., 0%-12 7/8%, 2004          1,130,625            297
     700M    PanAmSat Capital Corp., 9 3/4%, 2000                       738,500            194
     400M    PanAmSat Capital Corp., 0%-11 3/8%, 2003                   326,000             86
----------------------------------------------------------------------------------------------------

Portfolio of Investments
FIRST INVESTORS SPECIAL BOND FUND, INC.
December 31, 1995
----------------------------------------------------------------------------------------------------
Principal                                                                               Amount
  Amount,                                                                             Invested
   Shares                                                                             For Each
       or                                                                           $10,000 of
 Warrants    Security                                                Value          Net Assets
----------------------------------------------------------------------------------------------------
             Media/Cable Television (continued)
$    500M    Sinclair Broadcasting Group, 10%, 2005                 $   513,125        $   135
   1,400M    Videotron Holdings, PLC., 0%-11 1/8%, 2004                 980,000            258
     900M    World Color Press, Inc., 9 1/8%, 2003                      931,500            245
----------------------------------------------------------------------------------------------------
                                                                      6,219,750          1,636
----------------------------------------------------------------------------------------------------
             Mining/Metals--1.8%
     700M    WCI Steel, Inc., 10 1/2%, 2002                             680,750            179
----------------------------------------------------------------------------------------------------
             Paper/Forest Products--5.2%
     500M    Container Corp., 11 1/4%, 2004                             517,500            136
     700M    Rainy River Forest Products Co., Inc., 10 3/4%, 2001       772,625            203
     700M    Stone Container Corp., 9 7/8%, 2001                        683,375            180
----------------------------------------------------------------------------------------------------
                                                                      1,973,500            519
----------------------------------------------------------------------------------------------------
             Retail-Food/Drug--3.3%
     800M    P&C Food Markets, Inc., 11 1/2%, 2001                      784,000            206
     500M    Penn Traffic Company, 10 1/4%, 2002                        479,375            126
----------------------------------------------------------------------------------------------------
                                                                      1,263,375            332
----------------------------------------------------------------------------------------------------
             Retail-General Merchandise--.5%
       1M    Barry's Jewelers, Inc., 12 5/8%, 1996                          874              -
     200M    General Host Co., Inc., 11 1/2%, 2002                      189,000             50
----------------------------------------------------------------------------------------------------
                                                                        189,874             50
----------------------------------------------------------------------------------------------------
             Telecommunications--3.5%
     350M    Centennial Cellular, 8 7/8%, 2001                          345,625             91
     900M    Paging Network, Inc., 11 3/4%, 2002                        997,875            262
----------------------------------------------------------------------------------------------------
                                                                      1,343,500            353
----------------------------------------------------------------------------------------------------
             Transportation--5.7%
     850M    Cencall Communications Corp., 0%-10 1/8%, 2004             484,500            127
     900M    Eletson Holdings, Inc., 9 1/4%, 2003                       886,500            233
   1,000M    MFS Communications, Inc., 0%-9 3/8%, 2004                  802,500            211
----------------------------------------------------------------------------------------------------
                                                                      2,173,500            571
----------------------------------------------------------------------------------------------------
             Total Value of Corporate Bonds (cost $32,865,964)       32,247,126          8,742
----------------------------------------------------------------------------------------------------
             COMMON STOCKS--1.3%
             Electrical Equipment--.1%
    1,036    *Thermadyne Holdings Corp.                                  18,778              5
----------------------------------------------------------------------------------------------------
             Gaming/Lodging--0%
    8,500    *Goldriver Hotel & Casino Corp., Series "B                   1,594              -
----------------------------------------------------------------------------------------------------
             Media/Cable Television--.7%
    1,500    *Affiliated Newspaper Investments                           37,500             10
   10,050    *Echostar Communications Class "A"                         243,713             64
----------------------------------------------------------------------------------------------------
                                                                        281,213             74
----------------------------------------------------------------------------------------------------
             Paper/Forest Products--.4%
   20,394    *Gaylord Container Corp., Class "A"                        164,426             43
----------------------------------------------------------------------------------------------------
             Retail-General Merchandise--.1%
    5,354    *Barry's Jewelers, Inc.                                     21,415              6
----------------------------------------------------------------------------------------------------
             Total Value of Common Stocks (cost $238,332)               487,426            128
----------------------------------------------------------------------------------------------------
             PREFERRED STOCKS--2.8%
             Financial Services
   10,000    California Federal Bank, 10 5/8%, Series "B"
               (cost $1,000,000)                                      1,085,000            285
----------------------------------------------------------------------------------------------------
             WARRANTS--.4%
             Gaming/Lodging--0%
      850    *Goldriver Finance Corp., Liquidating Trust                 12,750              3
----------------------------------------------------------------------------------------------------
             Paper/Forest Products--.4%
   18,332    *Gaylord Container Corp. (expiring 7/31/96)                137,490             36
----------------------------------------------------------------------------------------------------
             Total Value of Warrants (cost $27,492)                     150,240             39
----------------------------------------------------------------------------------------------------

Portfolio of Investments
FIRST INVESTORS SPECIAL BOND FUND, INC.
December 31, 1995
----------------------------------------------------------------------------------------------------
                                                                                        Amount
                                                                                      Invested
                                                                                      For Each
Principal                                                                           $10,000 of
   Amount    Security                                                     Value     Net Assets
----------------------------------------------------------------------------------------------------
             SHORT-TERM CORPORATE NOTES--6.6%
$    500M    Appalachian Power, 6%, 1/2/96                          $   499,917        $   131
   2,000M    Gannett Company, 5.85%, 1/8/96                           1,997,400            525
----------------------------------------------------------------------------------------------------
             Total Value of Short-Term Corporate Notes
               (cost $2,497,317)                                      2,497,317            656
----------------------------------------------------------------------------------------------------
Total Value of Investments (cost $36,629,105)        98.5%           37,467,109          9,850
Other Assets, Less Liabilities                        1.5               569,895            150
----------------------------------------------------------------------------------------------------
Net Assets                                          100.0%          $38,037,004        $10,000
----------------------------------------------------------------------------------------------------
*Non-income producing


See notes to financial statements


Statement of Assets and Liabilities
FIRST INVESTORS SPECIAL BOND FUND, INC.
December 31, 1995
------------------------------------------------------------------------------------------------------------

Assets
Investments in securities, at value (identified cost $36,629,105) (Note 1A)                      $37,467,109
Cash                                                                                                 133,837
Receivables:
  Interest                                                                       $630,889
  Capital shares sold                                                               1,889            632,778
                                                                                 --------
Other assets                                                                        4,373
                                                                                                 -----------
Total Assets                                                                                      38,238,097


Liabilities
Payable for capital stock redeemed                                                157,383
Accrued advisory fee                                                               23,329
Accrued expenses                                                                   20,381
                                                                                 --------

Total Liabilities                                                                                .   201,093
                                                                                                 -----------
Net Assets                                                                                       $38,037,004
                                                                                                 ===========


Net Assets Consist of:
Capital paid in                                                                                 .$56,261,574
Undistributed net investment income                                                              .   846,562
Accumulated net realized loss on investment transactions                                        .(19,909,136)
Net unrealized appreciation in value of investments                                                  838,004
                                                                                                 -----------
Total                                                                                           .$38,037,004
                                                                                                 ===========


Net Asset Value, Offering Price and Redemption Price Per Share
($38,037,004 divided by 3,108,898 shares outstanding),
25,000,000 shares authorized, $1.00 par value (Note 2)                                                $12.23
                                                                                                 ===========

See notes to financial statements

Statement of Operations
FIRST INVESTORS SPECIAL BOND FUND, INC.
Year Ended December 31, 1995
---------------------------------------------------------------------------------------------------
Investment Income
Income:
  Interest                                                          $3,894,925
  Dividends                                                            106,754
  Consent fees and other income                                         83,892
                                                                   -----------
Total income                                                                             $4,085,571

Expenses (Notes 1 and 4):
  Advisory fee                                                         277,740
  Professional fees                                                     24,590
  Custodian fees                                                         7,220
  Reports and notices to shareholders                                    3,904
  Other expenses                                                        12,903
                                                                   -----------
Total expenses                                                         326,357
Less: Custodian fees paid indirectly                                    (6,810)
                                                                   -----------
Net expenses                                                                                319,547
                                                                                         ----------
Net investment income                                                                     3,766,024
Realized and Unrealized Gain (Loss) on Investments (Note 3):
Net realized loss on investments                                      (287,903)
Net unrealized appreciation of investments                           3,605,865
                                                                   -----------
Net gain on investments                                                                  3,317,962
                                                                                        ----------
Net Increase in Net Assets Resulting from Operations                                    $7,083,986
                                                                                        ==========

See notes to financial statements


Statement of Changes in Net Assets
FIRST INVESTORS SPECIAL BOND FUND, INC.

-----------------------------------------------------------------------------------------------
Year Ended December 31                                                    1995             1994
-----------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets from Operations
Net investment income                                              $ 3,766,024      $ 3,680,764
Net realized gain (loss) on investments                               (287,903)         702,669
Net unrealized appreciation (depreciation)                           3,605,865       (4,824,981)
                                                                   -----------      -----------

Net increase (decrease) in net assets resulting from operations      7,083,986         (441,548)
                                                                   -----------     ------------

Dividends to Shareholders from:
Net investment income                                               (3,226,603)      (3,465,637)
                                                                   -----------      -----------

Capital Share Transactions (a)
Proceeds from shares sold                                              736,623          385,945
Value of dividends reinvested                                        3,226,603        3,465,637
Cost of shares redeemed                                             (6,508,688)      (6,275,104)
                                                                   -----------      -----------

Net decrease in net assets resulting from share transactions        (2,545,462)      (2,423,522)
                                                                   -----------      -----------

Net increase (decrease) in net assets                                1,311,921       (6,330,707)

Net Assets
Beginning of year                                                   36,725,083       43,055,790
                                                                   -----------      -----------

End of year (including undistributed net investment income of
  $846,562 and $307,141, respectively)                             $38,037,004      $36,725,083
                                                                   ===========      ===========


(a)Capital Shares Issued and Redeemed
   Sold                                                                 64,445           33,791
   Issued for dividends reinvested                                     273,019          305,954
   Redeemed                                                           (558,069)        (546,626)
                                                                   -----------      -----------

     Net decrease in capital shares                      .            (220,605)        (206,881)
                                                                   ===========      ===========

See notes to financial statements



   Financial Highlights
   FIRST INVESTORS SPECIAL BOND FUND, INC.

   The following table sets forth the operating performance data for a share of capital stock outstanding, total return, ratios to average net asset for each year indicated.

                                                  -----------------------------------------------------------
                                                                 Year Ended December 31
                                                  -----------------------------------------------------------

                                                     1995        1994        1993        1992        1991
                                                  --------    --------    --------    --------    -------
   Per Share Data
   Net Asset Value, Beginning of Year              $11.03      $12.18      $11.38      $11.05       $9.16
                                                  --------    --------    --------    --------    -------

   Income from Investment Operations
    Net investment income                            1.20        1.09        1.14        1.27        1.26
    Net realized and unrealized
     gain (loss) on investments                      1.02       (1.22)        .86         .29        1.86
                                                  --------    --------    --------    --------    -------

      Total from Investment Operations               2.22       (.13)        2.00        1.56        3.12
                                                  --------    --------    --------    --------    -------

   Less Distributions from:
    Net investment income                            1.02        1.02        1.20        1.23        1.23
    Net realized gain from investments                  -           -           -           -           -
    Capital surplus                                     -           -           -           -           -
                                                  --------    --------    --------    --------    -------
      Total Distributions                            1.02        1.02        1.20        1.23        1.23
                                                  --------    --------    --------    --------    -------

   Net Asset Value, End of Year                    $12.23      $11.03      $12.18      $11.38      $11.05
                                                  --------    --------    --------    --------    -------

   Total Return(%)+                                 20.76       (1.00)      18.15       14.56       35.76

   Ratios/Supplemental Data
   Net Assets, End of Year (in thousands)         $38,037     $36,725     $43,056     $44,116     $50,914


   Ratio to Average Net Assets:(%)
    Expenses                                          .88         .87         .85         .88         .89
    Net investment income                           10.15        9.38        9.54       10.95       11.99


   Portfolio Turnover Rate(%)                          45          54          79          65          47


 + The effect of fees and charges incurred at the separate account level are not reflected in these performance figures.


                                           See notes to financial statements



Financial Highlights (CONTINUED)
   FIRST INVESTORS SPECIAL BOND FUND, INC.

   The following table sets forth the operating performance data for a share of capital stock outstanding, total return, ratios to average net asset for each year indicated.

                                                -------------------------------------------------------------
                                                                      Year Ended December 31
                                                -------------------------------------------------------------

                                                   1990        1989        1988        1987        1986
                                                --------    --------    --------    --------    --------
   Per Share Data
   Net Asset Value, Beginning of Year            $11.47      $13.19      $12.99      $14.37      $13.93
                                                --------    --------    --------    --------    --------

   Income from Investment Operations
    Net investment income                          1.32        1.57        1.61        1.57        1.61
    Net realized and unrealized
     gain (loss) on investments                  (2.30)       (1.73)        .20       (1.15)        .92
                                                --------    --------    --------    --------    --------

      Total from Investment Operations            (.98)       (.16)        1.81         .42        2.53
                                                --------    --------    --------    --------    --------

   Less Distributions from:
    Net investment income                          1.33        1.56        1.61        1.58        1.61
    Net realized gain from investments..             -           -           -         .19         .48
    Capital surplus                                   -           -           -         .03           -
                                                --------    --------    --------    --------    --------
      Total Distributions                          1.33        1.56        1.61        1.80        2.09
                                                --------    --------    --------    --------    --------

   Net Asset Value, End of Year                   $9.16      $11.47      $13.19      $12.99      $14.37
                                                --------    --------    --------    --------    --------

   Total Return(%)+                               (9.18)      (1.60)      14.43        2.74       19.44

   Ratios/Supplemental Data
   Net Assets, End of Year (in thousands)       $53,328     $85,719     $69,641     $43,965     $23,078


   Ratio to Average Net Assets:(%)
    Expenses                                        .86         .82         .84         .86        1.04
    Net investment income                         12.57       12.38       11.96       11.16       11.01


   Portfolio Turnover Rate(%)                        37          34          51          71         112


 + The effect of fees and charges incurred at the separate account level are not reflected in these performance figures.


                                                 See notes to financial statements



Notes to Financial Statements
FIRST INVESTORS SPECIAL BOND FUND, INC.


1. Significant Accounting Policies - The Fund is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, open-end management investment company. The investment objective of the Fund is to seek high current income without undue risk to principal and secondarily to seek growth of capital.

A. Security Valuation - Except as provided below, a security listed or traded on an exchange or the NASDAQ National Market System is valued at its last sale price on the exchange or system where the security is principally traded, and lacking any sales, the security is valued at the mean between the closing bid and asked prices. Each security traded in the over-the-counter market (including securities listed on exchanges whose primary market is believed to be over-the-counter) is valued at the mean between the last bid and asked prices based upon quotes furnished by a market maker for such securities. Securities may also be priced by a pricing service. The pricing service uses quotations obtained from investment dealers or brokers, information with respect to market transactions in comparable securities and other available information in determining value. Short-term corporate notes which are purchased at a discount are valued at amortized cost. Securities for which market quotations are not readily available are valued on a consistent basis at fair value as determined in good faith by or under the supervision of the Fund's officers in a manner specifically authorized by the Board of Directors.

B. Federal Income Taxes - No provision has been made for federal income taxes on net income or capital gains, since it is the policy of the Fund to continue to comply with the special provisions of the Internal Revenue Code applicable to investment companies and to make sufficient distributions of income and capital gains (in excess of any available capital loss carryovers) to relieve it from all, or substantially all, such taxes. At December 31, 1995, the Fund had capital loss carryovers of $19,909,136, of which $16,599,362 expires in
1998, $3,021,871 expires in 1999, and $287,903 in
2003.

C. Distributions to Shareholders - Dividends to shareholders from net investment income are declared daily and paid monthly. Distributions from net realized capital gains are normally declared and paid annually. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for capital loss carryforwards and post October losses.

D. Other - Security transactions are accounted for on the date the securities are purchased or sold.
Cost is determined, and gains and losses are based, on the identified cost basis for both financial statement and federal income tax purposes.
Dividend income is recorded on the ex-dividend date. Interest income and estimated expenses are accrued daily. The fund's Custodian has provided credits in the amount of $6,810 against custodian charges based on the uninvested cash balances of the fund.

2. Capital Stock - Shares of the Fund are sold only through the purchase of annuity contracts issued by First Investors Life Variable Annuity Fund A.

3. Security Transactions - For the year ended
December 31, 1995, purchases and sales of investment securities, other than United States
Government obligations and short-term corporate notes, aggregated $15,869,514 and $19,255,226, respectively.

At December 31, 1995, the cost of investments for federal income tax purposes was $36,629,105.
Accumulated net unrealized depreciation on investments was $838,004, consisting of
$1,979,924 gross unrealized appreciation and
$1,141,920 gross unrealized depreciation.

4. Advisory Fee and Other Transactions With
Affiliates - Certain officers and directors of the Fund are officers and directors of its investment adviser, First Investors Management Company,
Inc. ("FIMCO") and its transfer agent,
Administrative Data Management Corp. Officers and directors of the Fund received no remuneration from the Fund for serving in such capacities. Their remuneration (together with certain other expenses of the Fund) is paid by FIMCO or First Investors
Corporation.

The Investment Advisory Agreement provides as compensation to FIMCO an annual fee, payable monthly, at the rate of .75% on the first $250 million of the Fund's average daily net assets, declining by .03% on each $250 million thereafter, down to .66% on average daily net assets over $750 million.

Pursuant to certain state regulations, FIMCO has agreed to reimburse the Fund if and to the extent that the Fund's aggregate operating expenses, including the advisory fee but generally excluding interest, taxes, brokerage commissions and extraordinary expenses, exceed any limitation on expenses applicable to the Fund in those states
(unless waivers of such limitations have been obtained). The amount of any such reimbursement is limited to the yearly advisory fee. For the year ended December 31, 1995, no reimbursement was required pursuant to these provisions.

5. Rule 144A Securities - Under Rule 144A, certain restricted securities are exempt from the registration requirements of the Securities Act of 1933 and may only be resold to qualified institutional investors. At December 31, 1995, the
Fund held two 144A securities with an aggregate value of $1,761,250 representing 4.6% of the Fund's net assets. These securities are valued as set forth in Note 1A.
6. Concentration of Credit Risk - The Fund's investment in high yield securities, whether rated or unrated, may be considered speculative and subject to greater market fluctuations and risk of loss of income and principal than lower yielding, higher rated, fixed income securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer.
At December 31, 1995, the Fund held one
defaulted security with a value of $6,250 representing less than 2/10 of 1% of the Fund's net assets.





Independent Auditor's Report

To the Shareholders and Board of Directors of First Investors Special Bond Fund, Inc.

We have audited the accompanying statement of assets and liabilities of First Investors Special Bond
Fund, Inc., including the portfolio of investments, as of December 31, 1995, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the ten years in the period then ended.
These financial statements and financial highlights are the responsibility of the Fund's management.
Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.
Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Investors Special Bond Fund, Inc. as of
December 31, 1995, and the results of its operations, changes in its net assets and financial highlights for each of the respective years presented, in conformity with generally accepted accounting principles.



                                                       Tait, Weller & Baker


Philadelphia, Pennsylvania
January 31, 1996

FIRST INVESTORS SPECIAL BOND FUND, INC.


Directors

James J. Coy

Roger L. Grayson

Glenn O. Head

Kathryn S. Head

Rex R. Reed

Herbert Rubinstein

James M. Srygley

John T. Sullivan

Robert F. Wentworth



Officers

Glenn O. Head
President

George V. Ganter
Vice President

Concetta Durso
Vice President and Secretary

Joseph I. Benedek
Treasurer

Carol Lerner Brown
Assistant Secretary



Shareholder Information

Investment Adviser
First Investors
Management Company, Inc.
95 Wall Street
New York, NY 10005


Custodian
The Bank of New York
48 Wall Street
New York, NY 10286


Transfer Agent
Administrative Data
Management Corp.
581 Main Street
Woodbridge, NJ 07095-1198


Legal Counsel
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, N.W.
Washington, DC 20036


Auditors
Tait, Weller & Baker
Two Penn Center Plaza
Philadelphia, PA 19102


It is the Fund's practice to mail only one copy of its annual and semi-annual reports to any address at which more than one shareholder with the same last name has indicated that mail is to be delivered.
Additional copies of the reports will be mailed if requested by any shareholder in writing or by calling 800-423-4026. The Fund will ensure that separate reports are sent to any shareholder who subsequently changes his or her mailing address.

This report is authorized for distribution only to existing shareholders, and, if given to prospective shareholders, must be accompanied or preceded by the Fund's prospectus.